Summary Prospectus for
FEDERAL LIFE FIXED INCOME
PORTFOLIO
April 30, 2010
Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.federallife.com/products/annuities/lcadvprospectuses.pdf. You can also get this information at no cost by calling (800) 233-3750 or by sending an e-mail request to ckaefer@federallifetrust.com.

The Federal Life Fixed Income Portfolio
     Investment Objective
     The Federal Life Fixed Income Portfolio seeks to provide investors with current income and preservation of capital.
     Fees and Expenses of the Portfolio
     The following table describes the fees and expenses that you indirectly pay if you invest in the Portfolio by allocating your contract payments to the Portfolio. The fee table does not reflect fees and expenses assessed by the contract and separate account, which fees and expenses are not described in this prospectus. If it did, the overall fees and expenses would generally be higher.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price for redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	18.15%
Acquired ETF Fees and Expenses (1)	0.20%

Total Annual Fund Operating Expenses	18.60%
Expense Reimbursement (2)	(17.90)%

Net Total Annual Fund Operating Expenses	0.70%

(1)	The operating expenses in this fee table do not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in exchange-traded funds (each, an “ETF” or “Underlying ETF” and collectively, “ETFs” or “Underlying ETFs”). Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses would be 0.50%.

(2)	In order to limit expenses, the Trust’s sponsor, Federal Life Insurance Company (Mutual), entered into an expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Trust’s sponsor agreed to reimburse the Portfolio to the extent that the Portfolio’s operating expenses (excluding management fees and expenses not normally considered operating expenses such as extraordinary expenses), paid or payable by the Portfolio, exceeds 0.25% of the Portfolio’s average daily net assets. The Trust’s sponsor is entitled to recapture fees reimbursed by it to the Portfolio subject to the following limitations: (i) the reimbursement is made only for fees and expenses incurred during the preceding three fiscal years and (ii) the Trust’s sponsor is not entitled to recapture any amount that would cause the Portfolio to exceed its annual expense limitation. The expense limitation agreement automatically renews annually and may be terminated, on sixty (60) days written notice, by the Board of Trustees of the Trust or the Portfolio. The expense limitation agreement may also be terminated by the Trust’s sponsor at any time following one year after the effective date of the most recent registration statement of the Trust.

     Example
     This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not include expenses incurred from investing through the separate account. If the example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
Federal Life Fixed Income Portfolio	$71	$224	$389	$869
     Portfolio Turnover
     The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period beginning on October 30, 2009 and ending on December 31, 2009, the Portfolio’s portfolio turnover rate was 0% of the average value of its portfolio.
     Principal Investment Strategies
     The Federal Life Fixed Income Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of ETFs that, in turn, invest primarily in fixed-income securities of U.S. and foreign issuers in a variety of sectors. Although the Portfolio normally invests substantially all of its assets in Underlying ETFs to meet its investment objective, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or cash equivalents, or may hold cash. In order to meet its objective of providing capital preservation, the Portfolio may make short sales or make frequent trades.
     The Portfolio may invest its assets in the underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below:

Percentage of
Underlying
Asset Class	ETF Holdings
Cash Equivalents	0 — 80%
U.S. Treasuries	0 — 40%
U.S. Treasury Inflation Protected	0 — 30%
U.S. Agencies	0 — 30%
U.S. Corporates	0 — 40%
Mortgage and Asset Backed Securities	0 — 40%
International Bonds*	0 — 25%
High Yield**	0 — 15%

*	International bonds include bonds of issuers located in developed and emerging countries.

**	High yield bonds are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk.
     Generally, the Underlying ETFs utilize a low cost “passive” or “indexing” investment approach to attempt to approximate the investment performance of their respective benchmarks. Most ETFs use one of two basic indexing strategies, replication or representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which has a similar investment profile as the index. ETFs that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index and may use derivatives.
     For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and the Underlying ETFs may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. During such periods, the Portfolio may not be able to achieve its investment objective. In addition, in lieu of investing directly, the Portfolio may seek to achieve its investment objective by converting to a master/feeder structure pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objectives and policies as the Portfolio.
     Principal Investment Risks
     All investments carry some degree of risk that will affect the value of the Federal Life Fixed Income Portfolio’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Portfolio. The following summarizes the principal risks that apply to the Portfolio.
     Management Risk. Any errors in the Subadviser’s judgment in setting the Portfolio’s asset allocation ranges or in selecting particular Underlying ETFs may result in significant losses in the Portfolio.
     ETF Risk. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.
     Fixed Income Securities Risk. The Portfolio is expected to invest its assets primarily in ETFs that invest primarily in fixed-income securities. Such Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) credit risk, (ii) change in rating risk, (iii) interest rate risk, (iv) prepayment and extension risk, and (v) duration risk.
     Mortgage Securities Risk. Through its investments in ETFs, some of which may invest in mortgage securities, the Portfolio may be exposed to risks that (i) the value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates, (ii) regulatory or tax changes may adversely affect the mortgage securities market as a whole, (iii) subject it to prepayment risk, and (iv) private guarantors or insurers may fail to meet their obligations.
     Asset-Backed and Commercial Mortgage-Backed Securities Risk. Certain of the Underlying ETFs may invest in asset-backed and commercial mortgage-backed securities. The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Its exposure to prepayment risk may result in a reduction in an Underlying ETF’s income or a capital loss.
     High Yield Bond Risk. The Portfolio may invest in Underlying ETFs that invest in issuers with a lower credit rating. This type of issuer will typically issue high yield or “junk” bonds. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
     Foreign and Emerging Market Securities Risk. The Portfolio may invest in international fixed income ETFs, which are ETFs that invest in fixed income securities issued outside the U.S. Foreign securities are subject to country risks, different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. In addition, compared to foreign developed markets, investing in emerging markets may involve greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy.
     Derivatives Risk. Since the value of derivatives derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations.
     Real Estate Investment Risk. It is likely that the Portfolio will invest in some Underlying ETFs that will invest in fixed income securities of one or more issuers in the real estate sector. Investment in fixed income securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate.
     Short Sale Risk. In order to meet its investment objective of providing preservation of capital for investors, the Portfolio may make short sales, thus, exposing the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.
     Turnover Risk. Although the rate of turnover of portfolio investments is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover leads to increased Portfolio expenses that may result in lower investment returns.
     Market Timing Risk. The Portfolio intends to invest in international fixed income ETFs. Therefore, the Portfolio may invest in ETFs that invest in debt securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage.
     Master/Feeder Structure Risk. The Portfolio may seek to achieve its investment objective by converting to a master/feeder structure. While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational and other complications.
     For further discussion of the Portfolio’s investments and risks, please refer to “Additional Information About Investment Strategies and Risks — Principal Risks of Investing in the Portfolios” of the prospectus and the Statement of Additional Information (“SAI”).
     Past Performance
     The Portfolio commenced investment operations on October 30, 2009 and therefore does not have a performance history for a full calendar year. Performance information for certain periods will be included in the Portfolio’s annual or semiannual report. The Portfolio’s past performance, when available, will not necessarily indicate how it will perform in the future. Shares of the Portfolio, when redeemed, may be worth more or less than their initial cost.
     Management
     Investment Adviser
     FLC Investment Management Company, LLC is the investment adviser to the Portfolio.
     Subadviser
     Alley Company, LLC is the subadviser to the Portfolio (“Subadviser”).

     Portfolio Manager
     Steven J. Alley, President and Chief Compliance Officer of the Subadviser, has served as the portfolio manager for the Portfolio since its inception.
     Tax Information
     The Portfolio will distribute substantially all of its net income and capital gains to the separate account, as the sole shareholder, each year. All dividends and capital gains distributions paid by the Portfolio will be automatically reinvested at net asset value in the Portfolio. For contract owners, the result of automatic reinvestment of distributions on the Portfolio’s performance, including the effect of dividends, is reflected in the cash value of the contracts you own. Because you are investing through an individual variable deferred annuity, the Portfolio’s distributions are not currently taxable. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from the contracts.
     For a discussion of the impact on individual variable deferred annuity contract owners of income taxes that Federal Life Variable Annuity Account — A, the separate account issuing the individual variable deferred annuity contracts, may owe as a result of (i) its ownership of shares of the Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the prospectus for Federal Life Variable Annuity Account — A.
     Financial Intermediary Compensation
     If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio, its distributor or their affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.